                                                                    EXHIBIT 10.4

                                                                       EXECUTION



                             SEVENTH AMENDMENT TO
                     DEBTOR-IN-POSSESSION CREDIT AGREEMENT
                                  AND CONSENT

                                April 26, 2000

          Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of September 13, 1999 (as heretofore amended, supplemented or otherwise modified, the "DIP Credit Agreement"), by and among Vencor, Inc., a Delaware corporation ("Vencor"), and Vencor Operating, Inc., a Delaware corporation ("Vencor Opco"), each as debtor and debtor-in-possession, and each of Vencor's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary, Vencor and Vencor Opco individually referred to herein as a "Borrower" and, collectively, on a joint and several basis, as the "Borrowers"); the Lenders listed on the signature pages thereof; and Morgan Guaranty Trust Company of New York, as arranger, collateral agent and administrative agent (in such capacity, "Administrative Agent") for the Lenders, and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement and the Borrowing Order.

          Borrowers have (i) requested that Lenders make certain amendments to the DIP Credit Agreement, as more fully set forth below, and (ii) submitted to Lenders an amendment and supplement to the Cash Plan, attached hereto as Annex A
                                                                         -------
(the "Cash Plan Supplement"), setting forth, for May 2000 and June 2000, a consolidated cash forecast for the Borrowers. Accordingly:

          1.  The Borrowers and the undersigned Lenders hereby agree that:

               (a) Section 1.01 of the DIP Credit Agreement is hereby amended by inserting the following definition therein in alphabetical order:

                    "Surplus Property Sale Procedures Order" means the order of the Court entitled "Order Establishing Procedures for the Debtors' Sale of Certain Surplus Personal Property Pursuant to Sections 363(b) and (f) of the Bankruptcy Code Without Further Court Approval" entered in the Chapter 11 Cases on April 17, 2000, as in effect on its date of entry.

               (b) Section 5.10 of the DIP Credit Agreement is hereby amended by deleting the reference to "May 1, 2000" contained therein and substituting therefor "June 15, 2000";

                (c) Section 7.03(b) of the DIP Credit Agreement is hereby amended by deleting the first sentence therefrom in its entirety and substituting therefor the following:

               "No Vencor Company (other than an Excluded Partnership) will make any Asset Sale without (i) prior written approval of Required Lenders and (ii) an appropriate approval of the Court, to the extent such Court approval is required pursuant to the Bankruptcy Code or any order of the Court; provided that (x) the foregoing
                                               --------
               shall not prohibit transactions permitted by Section 7.12; (y) clause (i) above shall not apply to any Asset Sale of any Properties Held For Sale so long as (A) the consideration received from such Asset Sale shall be in an amount at least equal to the fair market value thereof (or, in the case of the Cessna Plane, in an amount in excess of the amount expended for the purchase thereof), (B) the sole consideration received shall be cash, and (C) the Net Cash Proceeds of such Asset Sale shall be applied as required by Section 2.08(a)(ii); and (z) after the date of entry of the Surplus Property Sale Procedures Order, clause (i) above shall not apply to any sale of Surplus Property (as defined in the Surplus Property Sale Procedures Order) consummated in accordance with the Proposed Sale Procedures (as defined in the Surplus Property Sale Procedures Order), so long as (A) the gross proceeds of any such sale individually do not exceed $150,000, and the gross proceeds of all such sales in the aggregate do not exceed $3,000,000, (B) at the time of such sale, no Default shall have occurred and be continuing or would result therefrom, (C) the sole consideration received from any such sale which is an Asset Sale shall be cash in an amount no less than the fair market value of the assets sold, and (D) the Net Cash Proceeds of any such Asset Sale shall be applied to repay outstanding Loans, if any, and to reduce the Commitments in accordance with Section 2.08 of the DIP Credit Agreement; and

               provided, further, that nothing in this Section 7.03(b) shall
               --------  -------
               prohibit, after the Fifth Amendment Effective Date, (x) the sale at auction (or by any other manner approved by the Court) of approximately 70 vehicles associated with the Borrowers' Vencare business line and (y) the sale of two durable medical equipment storefronts (and the assumption and assignment of the related leases) previously associated with the Borrowers' Vencare business line to any Person other than a Subsidiary or an Affiliate of any Borrower, in each case so long as (1) at the time of such sale, no Default shall have occurred and be continuing or would result therefrom, (2) the consideration received by the Borrowers for such assets shall be in cash in an aggregate amount no less than the aggregate fair market value thereof, (3) such sale is approved by the Court to the extent such approvals are required pursuant to the Bankruptcy Code or an order of the Court, and (4) within five Business Days of Borrowers' receipt of the Net Cash Proceeds of such Asset Sale, said Net Cash Proceeds shall be applied to repay outstanding Loans, if any, and to reduce the Commitments in accordance with
               Section 2.08."

               (d) Section 2.13 of the DIP Credit Agreement is hereby amended by deleting clause (v) in its entirety therefrom and substituting therefor the following:

                    "(v)  the prior written consent of Required Lenders (except in the case of Asset Sales permitted to be consummated under
               Section 7.03(b) without the prior written approval of Required Lenders) and the approval of the Court (to the extent such Court approval is required pursuant to the Bankruptcy Code or an order of the Court) with respect to such Asset Sale shall have been obtained."

          2. Each of the undersigned Lenders hereby (i) acknowledges that the substance of the Cash Plan Supplement is satisfactory to such Lender and
     (ii) consents to supplementing the Cash Plan with the forecast for May 2000 and June 2000 contained in the Cash Plan Supplement.

          On and after the Seventh Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended by this Seventh Amendment to Debtor-In-Possession Credit Agreement and Consent (this "Seventh Amendment"; the DIP Credit Agreement, as so amended, being the "Amended Agreement").

          Without limiting the generality of the provisions of Section 11.05 of the DIP Credit Agreement, the amendment and the consent set forth in paragraphs 1 and 2 above shall be limited precisely as written, and nothing in this Seventh Amendment shall be deemed to (a) constitute a consent to any other supplement to the Cash Plan or any other document, transaction, occurrence, event or condition under Section 5.01(m) of the DIP Credit Agreement or any other term, provision or condition of the DIP Credit Agreement or any of such other Financing Documents, or (b) prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the DIP Credit Agreement or any of such other Financing Documents. Except as specifically amended by this Seventh Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed.

          In order to induce Lenders to enter into this Seventh Amendment, each Borrower, by its execution of a counterpart of this Seventh Amendment, represents and warrants that (a) such Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Seventh Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Seventh Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Seventh Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or constitute a default under, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or of any agreement or other instrument binding upon it or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Seventh Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official, (e) this Seventh Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity, (f) for purposes of the Borrowing Order (i) this Seventh Amendment constitutes a non-material modification of the DIP Credit Agreement and the Financing Documents, and (ii) notice of this Seventh Amendment has been given to and received by counsel to the Committee (as defined in the Borrowing Order), and
(g) after giving effect to this Seventh Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Seventh Amendment that would constitute a Default.

          This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Seventh Amendment shall become effective (the date of such effectiveness being the "Seventh Amendment Effective Date") on April 30, 2000; provided that (a) the
                                                       --------
Borrowers and Required Lenders shall have executed counterparts of this Seventh Amendment and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof; (b) the Administrative Agent shall have received evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP, Davis Polk & Wardwell and Policano & Manzo that are received by Vencor prior to 12:00 Noon (New York City time) on April 26, 2000 have been paid in full; and
(c) no objections to this Seventh Amendment shall have been served on the Administrative Agent by the Committee.

          Pursuant to paragraph 3 of the Borrowing Order, this Seventh Amendment shall become effective upon the Seventh Amendment Effective Date without the need for any further order of the Court and upon compliance with the notice requirement of paragraph 3 of the Borrowing Order and the Committee having submitted no objection thereto.

          THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                 [Remainder of page intentionally left blank]

BORROWERS:
                         Advanced Infusion Systems, Inc.
                         American X-Rays, Inc.
                         C.P.C. of Louisiana, Inc.
                         Community Behavioral Health System, Inc.
                         Community Psychiatric Centers of Arkansas, Inc. Community Psychiatric Centers of California
                         Community Psychiatric Centers of Florida, Inc. Community Psychiatric Centers of Idaho, Inc.
                         Community Psychiatric Centers of Indiana, Inc. Community Psychiatric Centers of Kansas, Inc.
                         Community Psychiatric Centers of Mississippi, Inc. Community Psychiatric Centers of Missouri, Inc. Community Psychiatric Centers of North Carolina, Inc. Community Psychiatric Centers of Oklahoma, Inc. Community Psychiatric Centers of Utah, Inc.
                         Community Psychiatric Centers Properties Incorporated Community Psychiatric Centers Properties of Oklahoma,
                            Inc.
                         Community Psychiatric Centers Properties of Texas, Inc. Community Psychiatric Centers Properties of Utah, Inc. Courtland Gardens Health Center, Inc.
                         CPC Investment Corp.
                         CPC Managed Care Health Services, Inc.
                         CPC of Georgia, Inc.
                         CPC Properties of Arkansas, Inc.
                         CPC Properties of Illinois, Inc.
                         CPC Properties of Indiana, Inc.
                         CPC Properties of Kansas, Inc.
                         CPC Properties of Louisiana, Inc.
                         CPC Properties of Mississippi, Inc.
                         CPC Properties of Missouri, Inc.
                         CPC Properties of North Carolina, Inc.
                         First Rehab, Inc.
                         Florida Hospital Properties, Inc.
                         Health Care Holdings, Inc.
                         Health Care Technology, Inc.
                         Helian ASC of Northridge, Inc.
                         Helian Health Group, Inc.
                         Helian Recovery Corporation
                         Homestead Health Center, Inc.
                         Horizon Healthcare Services, Inc.
                         Interamericana Health Care Group

                         J.B. Thomas Hospital, Inc.
                         Lafayette Health Care Center, Inc.
                         MedEquities, Inc.
                         Medisave of Tennessee, Inc.
                         Medisave Pharmacies, Inc.
                         Old Orchard Hospital, Inc.
                         Palo Alto Surgecenter Corporation
                         Peachtree-Parkwood Hospital, Inc.
                         PersonaCare, Inc.
                         PersonaCare Living Center of Clearwater, Inc. PersonaCare of Bradenton, Inc.
                         PersonaCare of Clearwater, Inc.
                         PersonaCare of Connecticut, Inc.
                         PersonaCare of Georgia, Inc.
                         PersonaCare of Huntsville, Inc.
                         PersonaCare of Little Rock, Inc.
                         PersonaCare of Ohio, Inc.
                         PersonaCare of Owensboro, Inc.
                         PersonaCare of Pennsylvania, Inc.
                         PersonaCare of Pompano East, Inc.
                         PersonaCare of Pompano West, Inc.
                         PersonaCare of Reading, Inc.
                         PersonaCare of San Antonio, Inc.
                         PersonaCare of San Pedro, Inc.
                         PersonaCare of Shreveport, Inc.
                         PersonaCare of St. Petersburg, Inc.
                         PersonaCare of Warner Robbins, Inc.
                         PersonaCare of Wisconsin, Inc.
                         PersonaCare Properties, Inc.
                         ProData Systems, Inc.
                         Recovery Inns of America, Inc.
                         Respiratory Care Services, Inc.
                         Stamford Health Facilities, Inc.
                         THC-Chicago, Inc.
                         THC-Hollywood, Inc.
                         THC-Houston, Inc.
                         THC-Minneapolis, Inc.
                         THC-North Shore, Inc.
                         THC-Orange County, Inc.
                         THC-San Diego, Inc.
                         THC-Seattle, Inc.
                         TheraTx Healthcare Management, Inc.
                         TheraTx Health Services, Inc.
                         TheraTx Management Services, Inc.
                         TheraTx Medical Supplies, Inc.
                         TheraTx Rehabilitation Services, Inc.
                         TheraTx Staffing, Inc.

                         Transitional Hospitals Corporation, a Delaware
                            Corporation
                         Transitional Hospitals Corporation, a Nevada
                            Corporation
                         Transitional Hospitals Corporation of Indiana, Inc. Transitional Hospitals Corporation of Louisiana, Inc. Transitional Hospitals Corporation of Michigan, Inc. Transitional Hospitals Corporation of Nevada, Inc. Transitional Hospitals Corporation of New Mexico, Inc. Transitional Hospitals Corporation of Tampa, Inc. Transitional Hospitals Corporation of Texas, Inc. Transitional Hospitals Corporation of Wisconsin, Inc. Tucker Nursing Center, Inc.
                         Tunstall Enterprises, Inc.
                         VC-OIA, Inc.
                         VC-TOHC, Inc.
                         VC-WM, Inc.
                         Vencare, Inc.
                         Vencare Rehab Services, Inc.
                         Vencor Facility Services, Inc.
                         Vencor Holdings, L.L.C.
                         Vencor Home Care Services, Inc.
                         Vencor Hospice, Inc.
                         Vencor Hospitals East, L.L.C.
                         Vencor Hospitals West, L.L.C.
                         Vencor, Inc.
                         Vencor Insurance Holdings, Inc.
                         Vencor Investment Company
                         Vencor Nevada, L.L.C.
                         Vencor Nursing Centers East, L.L.C.
                         Vencor Nursing Centers Central L.L.C.
                         Vencor Nursing Centers North, L.L.C.
                         Vencor Nursing Centers South, L.L.C.
                         Vencor Nursing Centers West, L.L.C.
                         Vencor Operating, Inc.
                         Vencor Pediatric Care, Inc.
                         Vencor Provider Network, Inc.
                         Ventech Systems, Inc.

                         by: Vencor Operating, Inc., as agent and attorney-in-
                               fact for each of the foregoing entities

                               By:__________________________
                               Name:
                               Title:

                                                                       EXECUTION

                         Stamford Health Associates, L.P.

                         BY:  Stamford Health Facilities, Inc., Its General
                               Partner

                              By:__________________________
                              Name:
                              Title:


                         Vencor Home Care and Hospice Indiana Partnership

                         BY:  Vencor Home Care Services, Inc., Its General
                               Partner

                              By:__________________________
                              Name:
                              Title:

                         BY:  Vencor Hospice, Inc., Its General Partner

                              By:__________________________
                              Name:
                              Title:

                         Vencor Hospitals Limited Partnership

                         BY:  Vencor Operating, Inc., Its General Partner

                              By:_________________________
                              Name:
                              Title:

                         BY:  Vencor Nursing Centers Limited Partnership, Its
                               General Partner

                              BY: Vencor Operating, Inc., Its General
                                   Partner

                                  By:_____________________
                                  Name:
                                  Title:

                         Vencor Nursing Centers Central Limited Partnership

                         BY:  Vencor Operating, Inc., Its General Partner

                              By:_________________________
                              Name:
                              Title:

                         BY:  Vencor Nursing Centers Limited Partnership, Its
                               General Partner

                              By: Vencor Operating, Inc., Its General
                                   Partner

                                  By:_____________________
                                  Name:
                                  Title:

                         Vencor Nursing Centers Limited Partnership

                         By:  Vencor Operating, Inc., Its General Partner

                              By:__________________________
                              Name:
                              Title:

                         By:  Vencor Hospitals Limited Partnership, Its
                               General Partner

                              BY: Vencor Operating, Inc., Its General
                                   Partner

                                  By:______________________
                                  Name:
                                  Title:



AGENTS AND LENDERS:

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Arranger, Collateral Agent and Administrative Agent and as a Lender

                         By:____________________________
                              Name:
                              Title:

                        ABLECO FINANCE LLC, as a Lender


                        By:__________________________
                           Name:
                           Title:

                         APPALOOSA INVESTMENT LIMITED PARTNERSHIP I, as a Lender


                         By: _______________________________
                             Name:
                             Title:

                      BANKERS TRUST COMPANY, as a Lender


                      By: _________________________
                          Name:
                          Title:

                         CHASE SECURITIES INC, AS AGENT FOR THE CHASE MANHATTAN BANK, as a Lender


                         By: ____________________
                             Name:
                             Title:

                         GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender


                         By:  ____________________________
                              Name:
                              Title:

                         PARIBAS, as a Lender


                         By: ______________________
                             Name:
                             Title:


                         By: ____________________________________
                             Name:
                             Title:

                         VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender

                         By:  VAN KAMPEN INVESTMENT ADVISORY CORP.


                              By: _________________________
                                  Name:
                                  Title:

                         FRANKLIN MUTUAL ADVISERS LLC, as a Lender



                         By:  ______________________
                              Name:
                              Title:

                         FRANKLIN FLOATING RATE TRUST, as a Lender



                         By: ____________________
                             Name:
                             Title:



                   FOOTHILL CAPITAL CORPORATION, as a Lender

                         By: ______________________
                             Name:
                             Title:



                  FOOTHILL INCOME TRUST II, L.P., as a Lender

                   By:  FIT II GP, LLC, its general partner

                              By: ______________________
                                  Name:
                                  Title:

              ACKNOWLEDGEMENT AND CONSENT OF SUBSIDIARY GUARANTOR

          By its execution of a counterpart of this Seventh Amendment, the undersigned, as a Subsidiary Guarantor under that certain Guaranty Agreement dated as of September 13, 1999 (the "Guaranty") for the benefit of Lenders, and as an Original Lien Grantor under that certain Security Agreement dated as of September 13, 1999 (the "Security Agreement") between the undersigned, the Borrowers and Collateral Agent, as Secured Party, hereby acknowledges that it has read this Seventh Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Seventh Amendment, the obligations of the undersigned under the Guaranty and the Security Agreement shall not be impaired or affected and each of the Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                              CARIBBEAN BEHAVIORAL HEALTH
                                SYSTEMS, INC.


                              By: ___________________
                                  Name:
                                  Title:

                                                                         Annex A


Vencor, Inc
Cash Plan
Period: Weeks Beginning May 1, 2000 to June 26, 2000
Prepared: April 25, 2000
(in millions)

------------------------------------------------------------------------------------------------------------------------------------
CASH FLOW FORECAST: (Revised by Company on April 25, 2000)

Week Beginning:                         5/1/2000  5/8/2000  5/15/2000  5/22/2000 5/29/2000  6/5/2000 6/12/2000 6/19/2000 6/26/2000
                                        ------------------------------------------------------------------------------------------
Projected Receipts:
Facility Receipts                         $ 22.3    $ 28.3     $ 41.6     $ 38.7   $ 29.6     $ 22.2  $ 32.6     $ 41.5   $ 40.0
Agency Receipts                             13.7      15.5       16.6       16.6     10.2       15.1    15.8       15.8     15.1
PIP Receipts                                   -      11.3          -       11.3        -       11.3       -       11.3        -
Misc Receipts                                  -         -          -          -        -          -       -          -        -
                                          ------    ------     ------     ------   ------     ------  ------     ------   ------

   Subtotal Receipts                      $ 36.0    $ 55.1     $ 58.2     $ 66.6   $ 39.8     $ 48.6  $ 48.4     $ 68.6   $ 55.1

Projected Disbursements:
Accounts Payable                          $(24.7)   $(23.7)    $(21.6)    $(20.6)  $(18.4)    $(25.8) $(25.8)    $(22.7)  $(22.7)
Ventas                                     (15.2)        -          -          -        -      (15.2)      -          -        -
Scheduled Medicare Payments                    -         -          -                   -          -       -          -        -
Payroll                                    (19.2)    (16.8)     (19.2)     (16.0)   (15.8)     (22.4)  (16.8)     (20.2)   (17.6)
Taxes                                       (5.9)     (8.9)      (5.9)      (8.7)    (5.9)      (9.6)   (5.9)      (9.6)    (5.6)
VEBA Funding                                (1.5)     (1.5)      (1.5)      (1.5)    (1.5)      (1.2)   (1.1)      (1.1)    (1.1)
Vendor Deposits                             (2.1)     (2.1)      (2.1)      (2.1)    (2.1)      (2.1)   (2.1)      (2.1)    (2.1)
Executive Retention                            -         -          -          -        -          -       -          -        -
Restructuring Costs                         (1.0)        -          -          -     (0.1)      (1.0)      -          -     (0.1)
                                          ------    ------     ------     ------   ------     ------  ------     ------   ------
Subtotal Uses of Cash                     $(69.6)   $(53.0)    $(50.3)    $(48.9)  $(43.8)    $(77.3) $(51.7)    $(55.7)  $(49.2)
                                          ------    ------     ------     ------   ------     ------  ------     ------   ------

Daily Cash Flow before Next Day
   Funding Requirements                   $(33.6)   $  2.1     $  7.9     $ 17.7   $ (4.0)    $(28.7) $ (3.3)    $ 12.9   $  5.9

Reduce (Borrow) Next Day Funding               -         -          -          -        -          -       -          -        -
 Requirement                              ------    ------     ------     ------   ------     ------  ------     ------   ------
Subtotal Net Sources (Uses) of Cash       $(33.6)   $  2.1     $  7.9     $ 17.7   $ (4.0)    $(28.7) $ (3.3)    $ 12.9   $  5.9
                                          ------    ------     ------     ------   ------     ------  ------     ------   ------

Forecasted Revolver (Borrowing)           $(33.6)   $  2.1     $  7.9     $ 17.7   $ (4.0)    $(28.7) $ (3.3)    $ 12.9   $  5.9
 Repayment

Beginning Revolver                        $    -    $    -     $    -     $    -   $    -     $    -  $    -     $    -   $    -
Activity                                       -         -          -          -        -          -       -          -        -
                                          ------    ------     ------     ------   ------     ------  ------     ------   ------
Ending Revolver                           $    -    $    -     $    -     $    -   $    -     $    -  $    -     $    -   $    -
                                          ======    ======     ======     ======   ======     ======  ======     ======   ======

Beginning Cash                            $131.5    $ 97.9     $100.0     $107.9   $125.6     $121.6  $ 92.9     $ 89.6   $102.5
Net Change in Cash                         (33.6)      2.1        7.9       17.7     (4.0)     (28.7)   (3.3)      12.9      5.9
                                          ------    ------     ------     ------   ------     ------  ------     ------   ------
Ending Cash                               $ 97.9    $100.0     $107.9     $125.6   $121.6     $ 92.9  $ 89.6     $102.5   $108.4
                                          ======    ======     ======     ======   ======     ======  ======     ======   ======

----------------------------------------------------------------------------------------------------------------------------------
COVENANT COMPUTATION:
Cumulative Net Cash Flow                  $(33.6)   $(31.5)    $(23.6)    $ (5.9)  $ (9.9)    $(38.6) $(41.9)    $(29.0)  $(23.1)

Permitted Variance (1)                     (18.0)    (18.0)     (18.0)     (18.0)   (18.0)     (18.0)  (18.0)     (18.0)   (18.0)
                                          ------    ------     ------     ------   ------     ------  ------     ------   ------

Compliance with Cash Plan                 $(51.6)   $(49.5)    $(41.6)    $(23.9)  $(27.9)    $(56.6) $(59.9)    $(47.0)  $(41.1)
                                          ======    ======     ======     ======   ======     ======  ======     ======   ======
----------------------------------------------------------------------------------------------------------------------------------

(1) The Borrower is allowed to disburse up to $52,500,000 above the permitted variance if, and only if, such disbursements are required to be made to repay obligations owing to Medicare or its agents.